126 East King Street Lancaster, PA 17602-2893 Tel 717-299-5201 Fax 717-291-4660 www.barley.com	Kimberly J. Decker, Esquire Direct Dial Number: 717-399-1506 E-mail: kdecker@barley.com

December 2, 2010

via Edgar

John Dana Brown, Staff Attorney

Division of Corporation Finance

United States Securities And Exchange Commission

Washington D.C. 20549-3561

Re:	Herley Industries, Inc.
Preliminary Proxy Statement on Schedule 14A
Filed November 19, 2010

Dear Mr. Brown:

We received the Securities and Exchange Commission’s further comments, by letter dated November 30, 2010 addressed to Mr. Richard Poirier, the Chief Executive Officer of Herley Industries, regarding the above referenced filing. We have set forth below our response to the four points raised in your letter.

1.	We note your response to our prior comment one. Please revise to more clearly present each proposal as a separate matter.

We have revised the proxy statement proposals regarding amendments to Herley Industries’ Bylaws to comply with this request by renumbering the proposal in lieu of using subproposals of Proposal 2 and by presenting a separate discussion of each such proposal. Please see Amendment No. 1 to Herley Industries’ Preliminary Proxy Statement, filed via Edgar today.

2.

Additionally, it is unclear to us how you will present the proposals throughout the proxy statement, including on the proxy card. Please revise by filing a revised preliminary proxy statement on Edgar.

Please see Amendment No. 1 to Herley Industries’ Preliminary Proxy Statement, filed via Edgar today.

3.	We note your response to our prior comment two. Please revise your proxy statement to indicate the voting standard for each proposal.

December 2, 2010

We have revised the proxy statement to comply with this request. Please see our Amendment No. 1 to Herley Industries’ Preliminary Proxy Statement, filed via Edgar today.

4.

We note your response to our prior comment four. Please tell us why you are not revising to state, if true, that currently the Board of Directors does not have the ability to amend Article 5 because only shareholders can amend Article 5, but that Proposal 2c will change this by providing the Board of Directors with the ability to amend Article 5.

We have revised the disclosure regarding Proposal 2c to state that the effect of the amendment will be to permit the Board of Directors to amend Article 5, subject to the right of the stockholders to alter or repeal Bylaws made or altered by the Board of Directors of the company. Please see Amendment No. 1 to Herley Industries’ Preliminary Proxy Statement, filed via Edgar today.

On behalf of our client, Herley Industries, we represent that Herley acknowledges that:

* Herley is responsible for the adequacy and accuracy of the disclosure in the filing;

* staff comments or changes to disclosure in response to staff comments do no foreclose the Commission from taking any action with respect to the filing; and

* the company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Sincerely,

/s/ Kimberly J. Decker

Kimberly J. Decker

cc:	Paul G. Mattaini
Kimberly J. Decker
Richard Poirier